UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 4, 2017 (May 3, 2017)

GENERAL DYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-3671	13-1673581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2941 Fairview Park Drive, Suite 100, Falls Church, Virginia		22042-4513
(Address of Principal Executive Offices)		(Zip Code)

(703) 876-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders

The voting results for matters submitted to the company’s shareholders for consideration at the Annual Meeting held on May 3, 2017, are set forth below.

In an uncontested election, each of the following nominees was elected to the Board of Directors according to the following votes:

	For	Against	Abstain	Broker Non-Votes
Nicholas D. Chabraja	255,815,001	1,850,721	356,692	23,740,381
James S. Crown	250,872,844	6,781,653	367,917	23,740,381
Rudy F. deLeon	255,289,916	2,337,561	394,937	23,740,381
John M. Keane	254,591,993	3,047,638	382,783	23,740,381
Lester L. Lyles	254,726,988	2,924,854	368,572	23,742,381
Mark M. Malcolm	257,325,421	292,522	404,471	23,740,381
Phebe N. Novakovic	254,128,135	3,057,780	836,499	23,740,381
William A. Osborn	255,217,911	2,406,386	398,117	23,740,381
Catherine B. Reynolds	256,410,627	1,198,961	412,826	23,740,381
Laura J. Schumacher	255,172,675	2,448,670	401,069	23,740,381
Peter A. Wall	257,268,161	357,019	397,234	23,740,381

The results of voting on Proposals 2 through 5 (as numbered in the company’s 2017 Proxy Statement) were as follows:

Proposal 2. Shareholders approved the selection of KPMG LLP as the company’s independent auditors for 2017.

	For	Against	Abstain	Broker Non-Votes
Approval of KPMG as Independent Auditors	278,642,729	2,749,117	370,949	—

Proposal 3. Shareholders approved, on an advisory basis, the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the 2017 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

	For	Against	Abstain	Broker Non-Votes
Advisory Vote to approve Executive Compensation	249,190,752	7,263,044	1,568,618	23,740,381

Proposal 4. Shareholders recommended, on an advisory basis, that Future Advisory Compensation Votes (as defined in the 2017 Proxy Statement) be held every year.

	Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
Advisory Vote on Frequency of Future Advisory Compensation Votes	215,173,681	402,452	41,929,310	516,971	23,740,381

The Board of Directors, consistent with the above vote, has determined to hold Future Advisory Compensation Votes every year.

Proposal 5. Shareholders approved the General Dynamics Corporation Amended and Restated 2012 Equity Compensation Plan (the “Equity Compensation Plan”).

	For	Against	Abstain	Broker Non-Votes
Approval of the Equity Compensation Plan	245,643,909	11,740,254	638,251	23,740,381

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL DYNAMICS CORPORATION

by	/s/ Gregory S. Gallopoulos
Gregory S. Gallopoulos
Senior Vice President, General Counsel and Secretary (Authorized Officer)

Dated: May 4, 2017